UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2009 (March 23, 2009)

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 N. Barranca Ave. #810
West Covina, CA 91791
(Address of Principal Executive Offices) (Zip code)

(626) 839-9116
(Registrant’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K of Ever-Glory International Group, Inc. (“Ever-Glory” or the “Company”), which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, whether expressed or implied, are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to: competition within the Company’s industry; seasonality of the Company’s sales; success of the Company’s investments in new product development; success of the Company’s acquired businesses; the Company’s relationships with its major customers; the popularity of the Company’s products; relationships with suppliers, including foreign suppliers, and cost of supplies; financial and economic conditions in Asia, Europe and the U.S.; regulatory requirements affecting the Company’s business; currency exchange rate fluctuations; the Company’s future financing needs; and the Company’s ability to attract additional investment capital on attractive terms.

Forward-looking statements also include the assumptions underlying or relating to any of the foregoing or other such statements. When used in this report, the words “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar expressions are generally intended to identify forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2008 and other documents the Company files from time to time with the Securities and Exchange Commission.

Item 2.02.  Results of Operations and Financial Condition.

On March 23, 2009, Ever-Glory issued a press release  and held a conference call regarding the Company’s financial results for its fourth quarter and fiscal year ended on December 31, 2008 (“Earnings Release”). A copy of the press release is attached hereto as Exhibit 99.1.

In addition to financial results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Earnings Release also contains financial information determined by methods other than in accordance with GAAP. Such non-GAAP financial measures for earnings that exclude the amortization of issuance costs and discounts on convertible notes issued by the Company. Reconciliations of these non-GAAP financial measures to the most directly comparable measures prepared in accordance with GAAP are set forth in the  Earnings Release.

Ever-Glory believes that these non-GAAP financial measures are useful to investors because they exclude non-cash charges that Ever-Glory’s management excludes when it internally evaluates the performance of Ever-Glory’s business and makes operating decisions, including internal budgeting, and performance measurement, because these measures provide a consistent method of comparison to historical periods. Moreover, management believes these non-GAAP measures reflect the essential operating activities of Ever-Glory. Accordingly, management excludes the expense arising from the amortization of issuance costs and discounts on convertible notes when making operational decisions. Ever-Glory believes that providing the non-GAAP measures that management uses to its investors is useful to investors for a number of reasons. The non-GAAP measures provide a consistent basis for investors to understand Ever-Glory’s financial performance in comparison to historical periods. In addition, it allows investors to evaluate Ever-Glory’s performance using the same methodology and information as that used by Ever-Glory's management. Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment about which charges are excluded from the non-GAAP financial measure. However, Ever-Glory's management compensates for these limitations by providing relevant disclosure of the items excluded.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including the exhibit) is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Ever-Glory under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

99.1	Press Release issued by Ever-Glory International Group Inc., dated March 23, 2009, entitled "Ever-Glory Reports Full Year 2008 Financial Results"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: March 25, 2009	By:	/s/ Edward Yihua Kang
Edward Yihua Kang
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Ever-Glory International Group Inc., dated March 23, 2009, entitled " Ever-Glory Reports Full Year 2008 Financial Results”